Consolidated statements of comprehensive loss - EUR (€) € in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Consolidated statements of comprehensive loss
Revenue	€ 21,391	€ 23,735	€ 2,010
Other income - net	290	1,515	205
Research and development expenses	(43,791)	(35,148)	(21,489)
General and administrative expenses	(10,266)	(9,638)	(7,986)
Operating loss	(32,376)	(19,536)	(27,260)
Finance income / (costs) - net	15	60	(2,983)
Loss before tax	(32,361)	(19,476)	(30,243)
Income taxes	(4)	(1)	20
Loss for the period	(32,365)	(19,477)	(30,223)
Other comprehensive income / (loss) Items that will not be reclassified to profit or loss
Equity investments at fair value OCI - net change in fair value	(632)	(4,731)	0
Other comprehensive income / (loss)	(632)	(4,731)	0
Total comprehensive loss	€ (32,997)	€ (24,208)	€ (30,223)
Loss per share in € per share	€ (0.50)	€ (0.32)	€ (0.69)
Weighted number of common shares outstanding	64,242,396	60,514,407	43,746,073